UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report	October 30, 2007
(Date of earliest event reported)	October 30, 2007

Landmark Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-20878	43-1930755
(Commission File Number)	(I.R.S. Employer Identification Number)

701 Poyntz Avenue, Manhattan, Kansas	66502
(Address of principal executive offices)	(Zip Code)

(785) 565-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations

                On October 30, 2007, Landmark Bancorp, Inc. (the “Company”) issued a press release announcing its earnings for the quarter and nine months ended September 30, 2007.  The press release is attached hereto as Exhibit 99.1.

Item 8.01.   Other Events

                On October 30, 2007, the Company also announced in the press release that its Board of Directors approved a cash dividend of $0.19 per share and a 5% stock dividend.  The cash dividend will be paid to all stockholders of record as of November 7, 2007 and payable on November 19, 2007.  The 5% stock dividend will be issued December 17, 2007, to common stockholders of record on December 3, 2007.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

                                                (d)           Exhibits.

                                99.1 Press Release dated October 30, 2007

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDMARK BANCORP, INC.

Dated: October 30, 2007	By:	/s/ Mark A. Herpich
Mark A. Herpich
Vice President, Secretary, Treasurer and Chief Financial Officer